Fees Summary	May 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	596,796.63
Total Transaction Valuation	3,898,083,806.00
Total Offset Amount	0.00
Net Fee	$ 596,796.63